UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

CORNING NATURAL GAS HOLDING CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

March 22, 2018

Dear Fellow Shareholders:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation (the “Holding Company”) on April 24, 2018, starting at 10:00 a.m. local time at our offices, 330 West William Street, Corning, New York 14830. As more fully described in the attached notice of annual meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is: (1) the election of directors, (2) approving an amendment to the certificate of incorporation of the Holding Company to increase the authorized number of shares of common stock to 4,500,000 shares and preferred stock available for designation by the board of directors to 750,000 shares, (3) adopting the 2018 Stock Plan of the Holding Company, (4) a non-binding advisory vote to approve our executive compensation, and (5) the ratification of the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2018. Our management team will also discuss our business and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of Corning Natural Gas Holding Corporation, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

Michael I. German

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 24, 2018

To the Shareholders of Corning Natural Gas Holding Corporation:

The 2018 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation, a New York corporation (the “Holding Company”), will be held on April 24, 2018, at 10:00 a.m. local time at 330 West William Street, Corning, New York 14830, for the following purposes:

1.	to elect eight directors to serve for a one-year term until the next annual meeting or until their successors are duly elected and qualified;
2.	to approve an amendment to the certificate of incorporation of the Holding Company to increase the authorized number of shares of common stock to 4,500,000 shares and the number of preferred stock available for designation by the board of directors to 750,000 shares;
3.	to adopt the 2018 Stock Plan of the Holding Company;
4.	to hold a non-binding advisory vote to approve our executive compensation;
5.	to ratify the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2018; and
6.	to transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on March 12, 2018, are entitled to vote at the annual meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

On Behalf of the Board of Directors,

Firouzeh Sarhangi

Chief Financial Officer, Treasurer and Corporate Secretary

CORNING NATURAL GAS HOLDING CORPORATION

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 24, 2018

This Proxy Statement and our Annual Report to Shareholders for the fiscal year ending September 30, 2017, are available on our website at www.corninggas.com.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Corning Natural Gas Holding Corporation (the “Holding Company”) to be used at our 2018 Annual Meeting of Shareholders to be held on April 24, 2018, and any postponements or adjournments of the meeting.

This Proxy Statement and the accompanying President’s letter, notice and proxy card, together with our Annual Report to Shareholders for the fiscal year ended September 30, 2017, are being sent to our shareholders beginning on or about March 22, 2018. The Holding Company is paying all costs of the solicitation of proxies.

QUESTIONS AND ANSWERS

Q:	When and where is the annual meeting?

A:	Our 2018 Annual Meeting of Shareholders will be held on April 24, 2018, at 10:00 a.m. local time at our offices at 330 West William Street, Corning New York, 14830.

Q:	What are shareholders voting on?

Five proposals: (1) the election of eight directors: Henry B. Cook, Jr., Michael I. German, Ted W. Gibson, Robert B. Johnston, Joseph P. Mirabito, William Mirabito, George J. Welch and John B. Williamson III; (2) the approval of an amendment to the certificate of incorporation of the Holding Company to increase the authorized number of shares of common stock to 4,500,000 shares and the number of shares of preferred stock available for designation by the board of directors to 750,000 shares, (3) the adoption of the 2018 Stock Plan of the Holding Company, (4) a non-binding advisory vote to approve our executive compensation, and (5) the ratification of the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2018.

If a permissible proposal other than the five noted above is presented at the Annual Meeting, your signed proxy card gives authority to each of Michael I. German, our President, and Firouzeh Sarhangi, our Chief Financial Officer, Treasurer and Corporate Secretary, acting alone or together, to vote on any such additional proposal. We are not aware of any additional proposals to be voted on at the meeting.

Q:	Who is entitled to vote?

A:	The record date for the 2018 Annual Meeting of Shareholders is March 12, 2018. Therefore, only holders of our common stock as of the close of business on March 12, 2018, are entitled to vote. Each share of common stock is entitled to one vote at the meeting.

Q:	How do shareholders vote?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted as described below. You have the right to revoke your proxy at any time before the meeting by:

• notifying our corporate secretary,

• voting in person, or

• returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Michael I. German and/or Firouzeh Sarhangi will vote, on your behalf: (1) FOR the nominated directors, (2) FOR the proposal to approve an amendment to the certificate of incorporation of the Holding Company to increase the authorized number of shares of common stock to 4,500,000 shares and preferred stock available for designation by the board of directors to 750,000 shares, (3) FOR the proposal to adopt the 2018 Stock Plan of the Holding Company, (4) FOR the proposal to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, and (5) FOR the ratification of the appointment of our independent registered public accounting firm.

Q:	Who will count the vote?

A:	Representatives of our transfer agent, Computershare, will tabulate the votes. Marie Husted and Julie Lewis, employees of our subsidiary, are the Holding Company’s election inspectors and will be responsible for reviewing the vote count.

Q:	What shares are included on the proxy card and what does it mean if a shareholder gets more than one proxy card?

A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	What constitutes a quorum?

A:	As of the record date, March 12, 2018, [3,018.451] shares of our common stock were outstanding. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for adopting a proposal at the annual meeting. If you attend the Annual Meeting in person or submit a properly executed proxy card, then you will be considered part of the quorum.

Q:	What Vote is Required to Approve Each Proposal?

A:	Proposal 1: The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors. For this proposal, “broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” refers to a share represented at the Annual Meeting which is held by a broker or other nominee who has not received instructions from the beneficial owner or person entitled to vote such share and with respect to which such broker or nominee does not have discretionary voting power to vote such share on one or more but not all proposals.
Proposal 2: The affirmative vote of the holders of a majority of the shares of common stock outstanding as of the record date for the Annual Meeting is required to approve the proposal for an amendment to the certificate of incorporation of the Holding Company to increase the authorized number of shares of common stock to 4,500,000 shares and preferred stock available for designation by the board of directors to 750,000 shares. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, “broker non-votes” will have the same effect as a vote against this proposal.
Proposal 3: The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the proposal to adopt the 2018 Stock Plan of the Holding Company. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, “broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present.
Proposal 4: The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the proposal for an advisory vote to approve our executive compensation. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, “broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present.
Proposal 5: Although the approval of the appointment of the Holding Company’s auditors is not required under applicable law, it is the Holding Company’s practice to seek such approval. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting with respect to the proposal is required for ratification of the appointment of Freed Maxick CPAs, P.C. as the Holding Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, “broker non-votes” will be part of the voting power present and will be counted to determine whether or not a quorum is present. In the event this proposal is not approved by shareholders, the board of directors will reconsider its appointment.

Q:	Who can attend the annual meeting?

A:	All shareholders as of the record date, March 12, 2018, may attend the Annual Meeting.

Q:	What percentage of stock are the directors and executive officers entitled to vote at the annual meeting?

A:	Together, they beneficially own 918,525 shares of our common stock, or approximately 30.55% of our common stock entitled to vote at the annual meeting. Please see the “Securities Ownership of Certain Beneficial Owners and Management” table on page [18] of this Proxy Statement for more information.

Q:	Who are our largest principal shareholders?

A:	The Gabelli Group beneficially owned 527,746 shares of our common stock, or 17.48% of the stock entitled to vote at the annual meeting, based on their most recent filing with the SEC. As of the record date, Michael I. German, President and Chief Executive Officer, owned 543,347 shares of our common stock, or 18.00% of the stock entitled to vote at the annual meeting. Please see the “Securities Ownership of Certain Beneficial Owners and Management” table on page [18] of this Proxy Statement for more information.

Q:	When is a shareholder proposal due for the next annual meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by November 22, 2018, to Firouzeh Sarhangi, Chief Financial Officer, Treasurer and Corporate Secretary, Corning Natural Gas Holding Corporation, 330 West William Street, Corning, New York 14830, and must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Please see the “Shareholder Proposals” section on page [22] of this Proxy Statement for more information.

[Remainder of this page left blank intentionally]

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, eight directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified.

Nominees for election this year are Henry B. Cook, Jr., Michael I. German, Ted W. Gibson, Robert B. Johnston, Joseph P. Mirabito, William Mirabito, George J. Welch, and John B. Williamson III. Each nominee has consented to be named in this Proxy Statement and to serve if elected until the next annual meeting, or until his successor is duly elected and qualified. Information about the directors is included under “Board of Directors” below.

If any director to be elected by you is unable to stand for re-election, the Board may, by resolution, provide for a fewer number of directors, or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors.

The board of directors recommends that you vote FOR Mr. Cook, Mr. German, Mr. Gibson, Mr. Johnston, Mr. Joseph Mirabito, Mr. William Mirabito, Mr. Welch, and Mr. Williamson III.

BOARD OF DIRECTORS

The nomination of each of the nominees listed below to serve for a one-year term was approved by the board. The names, ages, positions, business experience and principal occupations and employment of each director nominee is provided below, including service as directors of our wholly owned subsidiary, Corning Natural Gas Corporation (“Corning Gas”).

Name	Age	Position	Director of Holding Company Since	Director of Corning Gas Since
Henry B. Cook, Jr.	70	Chairman and Director	2013	2007
Michael I. German	67	Chief Executive Officer, President and Director	2013	2006
Ted W. Gibson	75	Director	2013	2006
Robert B. Johnston	53	Director	2014	-
Joseph P. Mirabito	59	Director	2013	2010
William Mirabito	57	Director	2013	2010
George J. Welch	72	Director	2013	2007
John B. Williamson III	63	Director	2013	2010

Henry B. Cook, Jr. is our chairman of the board of directors and has served as a director of the Holding Company since its organization in 2013. He has been a director of Corning Gas since May 2007. Mr. Cook is also a director of the Corning Natural Gas Appliance Corporation (“Corning Appliance”). He has served as the president of Triple Cities Acquisition, LLC, a heavy truck parts and vehicle dealer, and Roadwolf Transportation Products, LLC, an importer of heavy duty truck parts, since 2001. (He is not related to Matthew J. Cook, our vice president – operations.) Mr. Henry B. Cook has exhibited his expertise in the development and management of the business of these two companies. His business experience, together with the expertise about our business and operations derived from his years of service on the board of Corning Gas, and leadership as chairman of the board led the board of directors to conclude that Mr. Cook has the judgment and skills desired for continued service on the board.

Michael I. German has served as our chief executive officer, president and director of the Holding Company since its organization in 2013 and has been the chief executive officer, president and a director of Corning Gas since December 2006. Mr. German also serves as president of Corning Appliance, Pike, and our joint venture investments, Leatherstocking Gas Company, LLC (“Leatherstocking Gas”) and Leatherstocking Pipeline Company, LLC (“Leatherstocking Pipeline”) and serves on the boards of Leatherstocking Gas, Leatherstocking Pipeline, and Pike. Prior to joining the Holding Company, he was senior vice president, utility operations for Southern Union Company where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island, and Massachusetts. From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly-held energy services and delivery company, including president of several utilities. From 1978 to 1994, Mr. German worked at the American Gas Association, finishing as senior vice president. From 1976 to 1978, Mr. German worked for US Energy Research and Development Administration. Mr. German is a board member of the Northeast Gas Association, Ampco Pittsburgh Corporation, and several non-profit organizations. Mr. German’s role as president and chief executive officer and responsibility for the day-to-day operations and significant strategic initiatives, as well as his extensive experience in utility and public company operations, led the board to conclude that Mr. German should continue to serve as a director.

Ted W. Gibson has been a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2006. Mr. Gibson is also a director of Corning Appliance. He has served as the chief executive officer of Classic City Mechanical, an underground utility business, since 1979. Mr. Gibson is also a corrosion specialist in the National Association of Corrosion Engineers and a graduate of the Georgia Institute of Technology – Mechanical Engineer. Mr. Gibson previously served as a United States Marine Corps captain, and is a Vietnam veteran. He is also an inspector for the Nevada State Boxing Commission. Mr. Gibson’s professional background and extensive experience with pipelines and other underground utilities, his business and management expertise in his service as chief executive officer of Classic City Mechanical, his knowledge of our business and contributions during his years of service on the board of directors, led the board of directors to conclude that Mr. Gibson has the skills desired for continued service on the board.

Robert B. Johnston has been a director of the Holding Company since July 15, 2014. He has served as the executive vice president and chief strategy officer for The InterTech Group, Inc. (“InterTech”) since 2008. In this capacity, he is responsible for merger and acquisition activities, investments and communications at InterTech, as well as oversight of a number of InterTech operating companies. He previously served as the president, chief executive officer and deputy governor of The Hudson’s Bay Company. He currently serves on several public company boards including Supremex Inc. where he is the chairman of the board of directors, Colabor Inc., Produce Investments PLC, FIH Group PLC and Circa Enterprises. Additionally, he serves on the board of directors of the South Carolina Community Loan Fund and is a member of the advisory board of the McGill University Executive Institute. Mr. Johnston previously served on the boards of Gas Natural Inc., Pacific Northern Gas, Central Vermont Public Service Corporation, Fyffes PLC, Galvanic Applied Sciences, The Hudson’s Bay Company, Experiences Canada, Carolina Youth Development Center, and Canada’s National History Society. Mr. Johnston completed the University of Oxford Advanced Management and Leadership Program and received an MBA from the John Molson School of Business, an MA in Public Policy & Public Administration and a BA in Political Science from Concordia University. Additionally, he holds the ICD.D Designation from the Institute of Corporate Directors (Canada). Mr. Johnston’s extensive financial and operational experience coupled with his corporate governance and regulated utility experience led the board to conclude that he should continue to serve as a director.

Joseph P. Mirabito has been a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2010. He and William Mirabito are cousins. He was president of Mirabito Fuel Group from 1986 to 1998. He has also served as president of Granite Capital Holdings, Inc. from 1998 to 2009. He is currently president and chief executive officer of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC. He serves as a director on several professional and civic boards in the central New York region. Mr. Mirabito also serves as a director on the boards of Corning Appliance, Leatherstocking Gas, and Leatherstocking Pipeline. Mr. Mirabito’s business and corporate management experience as the president and chief executive officer of energy delivery businesses, his knowledge of the local communities in Central New York served by those businesses, his commitment to the growth of our business as a significant shareholder, as well as his prior experience in advising and serving on the board and committees of Wilber Bank, led the board of directors to conclude that Mr. Mirabito has the skills, connections, and experience desired for continued service on the board.

William Mirabito has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2010. He and Joseph Mirabito are cousins. He was president of Mang Insurance Agency from 2008 to 2015, and has served as senior vice president of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC since 2014. He is also the chairperson of the audit committee for Mirabito Holdings, Inc. In addition to serving as a board member of Fox Hospital in Oneonta, NY, he also serves on its finance committee. He is also a board member of Springbrook and serves on its executive committee. Mr. Mirabito also serves as a director on the boards of Corning Appliance, Leatherstocking Gas, and Leatherstocking Pipeline. Mr. Mirabito’s business and management experience as president of Mang Insurance Agency and senior vice president of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC, his commitment to the growth of our business as a significant shareholder, as well as his experience in advising and serving on the board and committees of Fox Hospital and Springbrook, led the board of directors to conclude that Mr. Mirabito has the skills and experience desired for continued service on the board.

George J. Welch has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since May 2007. He is also a director of Corning Appliance. He is the senior partner in the law firm of Welch & Zink in Corning, New York where his practice concentrates on business transactions and real estate. He has served as a director of many regional organizations, including a regional economic development organization and PaneLogic, Inc., a provider of control system integration services. Mr. Welch serves on the Alfred State College Council, an advisory group to the president of the College. Mr. Welch's extensive experience in legal matters and economic development, and as a community leader, led the board to conclude that he should continue to serve as a director.

John B. Williamson, III has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2010. He is also a director of Corning Appliance. Since 2004, Mr. Williamson has served as chairman of RGC Resources, Inc., a $180 million energy distribution and services holding company. He served as director, president, and chief executive officer of RGC Resources from 1999 to 2013. In addition, he serves as a director of Bank of Botetourt, Optical Cable Corporation, and Luna Innovations Corporation. Mr. Williamson received an MBA from the College of William and Mary, and a BS from Virginia Commonwealth University. Mr. Williamson’s experience as the chairman, president, and chief executive officer of an energy distribution and services company, as well as his experience in advising and serving on the board and committees of other corporations, resulting in his broad understanding of the operational, financial, and strategic issues that businesses and utilities generally face, led the board to conclude that he should continue to serve as a director.

Director Independence

The board of directors has determined and confirmed that each of Mr. Cook, Mr. Gibson, Mr. Welch, Mr. Johnston, Mr. Joseph Mirabito, Mr. William Mirabito, and Mr. Williamson do not have a material relationship with Corning Gas or the Holding Company that would interfere with the exercise of independent judgment and are, therefore, independent as defined by applicable laws and regulations and the listing standards of the New York Stock Exchange. In making the independence determination, the board considered that Mr. William Mirabito is a Senior Vice President of Mirabito Regulated Industries, LLC, which is a 50% owner of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC, both of which are joint ventures between the Holding Company, and Mirabito Regulated Industries, LLC. In making the determination that each of the members of the nominating and compensation committee is independent, the board of directors considered that Mr. William Mirabito is an officer, director and shareholder of Mirabito Regulated Industries, LLC, a company that entered into two joint ventures with the Holding Company in November 2010, Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC.

Director Compensation

For fiscal years 2016 and 2017, the Holding Company paid its directors with restricted stock grants of 375 shares per quarter; however, such restricted stock grants were increased to 450 shares starting with the quarter ending September 30, 2017. The shares awarded become unrestricted upon a director leaving the board. Directors who also serve as officers are not compensated for their service as directors.

On February 12, 2016, shares were issued for the quarter ended December 31, 2015, on June 6, 2016, shares were issued for the quarter ended March 31, 2016, on August 22, 2016, shares were issued for the quarter ended June 30, 2016, and on December 5, 2016, shares were issued for the quarter ended September 30, 2016. On February 22, 2017, shares were issued for the quarter ended December 31, 2016, on June 12, 2017, shares were issued for the quarter ended March 31, 2017, on October 11, 2017, shares were issued for the quarter ended June 30, 2017, and on November 9, 2017, shares were issued for the quarter ended September 30, 2017. Information regarding shares of restricted stock awarded to directors in the fiscal year ended September 30, 2017, is summarized below, at the amount recognized for financial statement reporting purposes in accordance with FASB ASC 718.

Name	Fee Earned or paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Henry B. Cook, Jr.	—	29,136	—	29,136
Ted W. Gibson	—	29,136	—	29,136
Robert B. Johnston	—	29,136	—	29,136
Joseph P. Mirabito	—	29,136	—	29,136
William Mirabito	—	29,136	—	29,136
George J. Welch	—	29,136	—	29,136
John B. Williamson III	—	29,136	—	29,136

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission (the SEC) initial reports of ownership and reports of changes in ownership of our common stock. Our officers, directors and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on review of copies of reports furnished to us or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in the last fiscal year.

Attendance of the Board of Directors at Meetings

The board of directors met [seven (7)] times during our 2017 fiscal year. [All] members of the board of directors participated in at least 75% of all board and applicable committee meetings in the last fiscal year.

The Holding Company strongly encourages members of the board of directors to attend annual meetings of shareholders. All members of the board of directors attended the 2017 Annual Meeting of Shareholders held on April 27, 2017.

Risk Oversight

The board is actively involved in oversight of risks that could affect the Holding Company and particularly focuses on operational risks such as those identified in the Holding Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017. The full board has overall responsibility for the general oversight of risks that could affect the Holding Company, but some of this oversight is conducted by committees of the Board. The board satisfies this responsibility through regular reports directly from officers responsible for oversight of particular risks within the Holding Company, as well as through reports by each committee chair regarding the committee’s considerations and actions.

Board Leadership Structure

The roles of chief executive officer and chairman of the board are separated in recognition of the differences between the two roles. The chief executive officer is responsible for the Holding Company’s strategic initiatives and the Holding Company’s day-to-day operations and performance, while the chairman of the board provides guidance to the chief executive officer and presides over meetings of the full board.

Audit Committee

The audit committee is currently comprised of Mr. John Williamson, the committee’s chairman, Mr. Henry Cook, and Mr. William Mirabito, each of whom was determined by our board of directors to be “independent directors” as defined in the New York Stock Exchange listing standards. Additional information regarding the audit committee is provided in the “Audit Committee Report” beginning on page [10] of this Proxy Statement.

Nominating and Compensation Committee

Our nominating and compensation committee is comprised of Mr. Ted Gibson, the committee’s chairman, Mr. Joseph Mirabito, Mr. John Williamson III, Mr. Henry B. Cook, and Mr. Robert B. Johnston. The nominating and compensation committee oversees the Holding Company’s executive compensation program. In this role, the committee reviews and approves, or recommends for approval by the full Board, the compensation that is paid or awarded to our executive officers. The goal of our nominating and compensation committee is to ensure that the total compensation paid to our executive officers and significant employees is fair, reasonable, and competitive.

No officers or employees of the Holding Company, or its subsidiaries served on the nominating and compensation committee. Mr. German meets with the committee at their request and makes recommendations with respect to the compensation of other officers. There are no interlocks between our nominating and compensation committee, our officers, and those of any other company.

The nominating and compensation committee also administers our 2018 Stock Plan. The nominating and compensation committee met twice in the last fiscal year to recommend salaries and report those recommendations to the full board of directors for approval and to nominate directors. The committee does not have a written charter.

If there are any vacancies on the board, or if the nominating and compensation committee determines not to re-nominate an incumbent director for election to the board, our president and chief executive officer and our chairman of the board generally will identify a qualified candidate for the committee’s consideration. Director nominees are approved by the nominating and compensation committee and recommended to the full board for their approval. Nominees are not required to possess specific skills or qualifications; however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity, and ability and willingness to devote their time and efforts to the Holding Company. Qualified nominees are considered without regard to age, race, color, sex, religion, disability, or national origin. We do not use a third party to locate or evaluate potential candidates for director. Neither the board of directors, nor the nominating and compensation committee have adopted any policy on whether to consider candidates recommended by shareholders for nomination to fill board seats, or the terms on which any such consideration would be made. The board of directors has not adopted any policy regarding shareholder recommendations of candidates since vacancies on the board occur infrequently, and, it has not received any such recommendation.

Corporate Governance and Community Relations Committee

The corporate governance and community relations committee is currently comprised of Mr. Welch, the committee’s chairman, Mr. William Mirabito, Mr. Gibson, and Mr. Johnston. The committee met [once] during our 2017 fiscal year. The committee is responsible for developing corporate governance principles and practices, considering corporate governance issues, administering our related person transaction policy, and assisting the board in compliance with our code of business conduct and ethics.

Shareholder Communications with Directors

A shareholder who wishes to communicate directly with the board of directors, a committee of the board, or with an individual director, should send the communication to:

Corning Natural Gas Holding Corporation

Board of Directors [or committee name, or director’s name, as appropriate]

330 West William Street

Corning, New York 14830

We will forward shareholder correspondence about the Holding Company to the board, committee, or individual director, as appropriate.

Code of Business Conduct and Ethics

The Holding Company has adopted Corning Gas’ Code of Business Conduct and Ethics that applies to all employees, including our chief executive officer and our chief financial officer, who also serves as our principal accounting officer. This code is available on our website at www.corninggas.com. Any amendments or waivers to the code that apply to our chief executive officer or chief financial officer will be promptly disclosed to our shareholders by posting that information on our website.

AUDIT COMMITTEE REPORT

The Holding Company has a separately designated standing audit committee. In accordance with its written charter that was approved and adopted by our board. Our audit committee assists the board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing, and financial reporting practices. A copy of the audit committee charter is available on our website at www.corninggas.com. The audit committee is directly responsible for the appointment of our independent public accounting firm, reviewing and approving all services performed for us by the independent accounting firm, and for reviewing the accounting firm’s fees. The audit committee reviews the independent accounting firm’s internal quality control procedures. The audit committee also reviews all relationships between the independent accounting firm, and the Holding Company and its subsidiaries in order to assess the accounting firm’s independence and monitor compliance with our policy regarding non-audit services, if any, rendered by the independent accounting firm. In addition, the audit committee ensures the regular rotation of the lead audit partner and concurring partner. The audit committee also reviews management’s programs to monitor compliance with our policies on business ethics and risk management.

The audit committee is currently comprised of Mr. Williamson, the committee’s chairman, Mr. Cook, and Mr. William Mirabito. Mr. Mirabito is an officer, director, and shareholder of a company that has entered into a joint venture with the Holding Company. The committee met four times in the last fiscal year. Mr. Williamson, Mr. Cook, and Mr. Mirabito are “independent directors” as defined in the New York Stock Exchange listing standards. In addition, each member of the audit committee is able to read and understand financial statements, including balance sheets, income statements, and cash flow statements. The board has determined that Mr. Williamson meets the qualifications for designation as a financial expert as defined in SEC rules through his experience as the chief executive officer of RGC Resources, Inc., a publicly-held company. The audit committee reviews and reassesses its charter as needed from time to time, and will obtain the approval of the board for any proposed changes to its charter.

The audit committee oversees management’s implementation of internal controls and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process, and report the information required for public disclosure. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the financial statements with management and Freed Maxick CPAs, P.C. (“Freed Maxick”), our independent accounting firm. The audit committee reviewed and discussed the audited financial statements of the Holding Company for the years ended September 30, 2017 and September 30, 2016, with Freed Maxick. The audit committee also discussed with Freed Maxick, the matters required by AU Section 380, “Communication with Audit Committees” (Statement on Auditing Standards No. 61, as amended). The audit committee reviewed with Freed Maxick, its judgment as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the audit committee pursuant to generally accepted auditing standards. Freed Maxick is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent accounting firms a formal written statement describing all relationships between the independent accounting firm and us that might bear on the accounting firm’s independence consistent with the requirements of the Public Company Accounting Oversight Board. The audit committee discussed with the accounting firm any relationships that may impact its objectivity and independence. In considering the accounting firms’ independence, the audit committee also considered whether the non-audit services performed by the accounting firms on our behalf were compatible with maintaining the independence of the accounting firm.

In reliance upon (1) the audit committee’s reviews and discussions with management and Freed Maxick, (2) management’s assessment of the effectiveness of our internal control over financial reporting, and (3) the receipt of an opinion from Freed Maxick dated December 29, 2017, stating that the Holding Company’s financial statements for the fiscal year ended September 30, 2017 are presented fairly, in all material respects, in conformity with U.S. Generally Accepted Accounting Principles, the audit committee recommended to our board that these audited financial statements be included in our Annual Report on Form 10-K/A for the fiscal year ended September 30, 2017, for filing with the SEC.

Audit Committee

JOHN B. WILLIAMSON III, CHAIRMAN

HENRY B. COOK, JR.

WILLIAM MIRABITO

Principal Accounting Firm Fees and Services

The following is a summary of the aggregate fees for the fiscal years ended September 30, 2017 and 2016, by our independent registered public accounting firm, Freed Maxick.

	2017	2016
Audit Fees	$187,100	$197,700
Audit-related Fees	$9,100	$25,800
Tax Fees	$33,800	$17,900
All Other Fees	$5,200	$26,300
Total	$235,200	$267,700

Audit Fees. These are fees for professional services for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, and services that are typically rendered in connection with statutory and regulatory filings or engagements.

Audit-related Fees. These are fees related to the Employee Benefit Plan audit. In 2016, there were additional fees relating to an S-1 registration.

Tax Fees. These are fees for professional services rendered with respect to tax compliance, tax advice and tax planning. These services include the review of tax returns and consulting on tax planning matters.

All Other Fees. These are fees related to filing requirements for Pike County Federal Energy Regulatory Commission reporting.

The audit committee authorized the payment by us of the fees billed to us by Freed Maxick in fiscal 2017 and 2016. The decision to engage Freed Maxick was approved by the audit committee. The audit committee has considered whether the provision of non-audit services is compatible with maintaining independence. All audit and non-audit services are required to be pre-approved by the audit committee in accordance with its charter. In fiscal 2017 and 2016, Freed Maxick had no direct or indirect financial interest in the Holding Company in the capacity of promoter, underwriter, voting director, officer, or employee.

Representatives of Freed Maxick will attend the 2018 Annual Meeting of Shareholders to answer appropriate questions and make statements if they desire.

EXECUTIVE OFFICERS

The names, ages, positions and certain other information concerning our current executive officers and significant employees is set forth below.

Name	Age	Position
Michael I. German*	67	Chief Executive Officer, President and Director
Firouzeh Sarhangi	59	Chief Financial Officer, Treasurer and Corporate Secretary
Stanley G. Sleve**	68
Matthew J. Cook	56	Vice President – Operations
Russell S. Miller	54	Vice President – Gas Supply and Marketing

* Biographical information for Mr. German can be found under “Board of Directors.”

** Mr. Sleve, the former Vice President – Administration and Corporate Secretary, retired on
February 28, 2018.

Firouzeh Sarhangi has served as Chief Financial Officer and Treasurer of the Holding Company since its organization in 2013. She was appointed as Chief Financial Officer and Treasurer of Corning Gas in 2006. Ms. Sarhangi was appointed as Corporate Secretary of Corning Natural Gas Holding Company effective March 1, 2018. She also serves as Treasurer of Corning Appliance and as Chief Financial Officer of Pike, Leatherstocking Gas, and Leatherstocking Pipeline and serves on the boards of Leatherstocking Gas, Leatherstocking Pipeline, and Pike. From February 2004 until her appointment as Chief Financial Officer of Corning Gas, she served as Vice President - Finance of Corning Gas. Previously, she was President of Tax Center International ("TCI"), a company she founded and operated until Corning Gas purchased TCI in 1998. Ms. Sarhangi has thirty-three years of public accounting experience.

Stanley G. Sleve served as Vice President-Administration and Secretary of the Holding Company since its organization in 2013, until his retirement on February 28, 2018. He joined Corning Gas and has served as Vice President since 1998. He served as Corning Gas’ Corporate Secretary since 2006 and as Vice President - Administration since 2007. Mr. Sleve oversaw corporate operations including customer service, facilities management, human resources, information technology, and community relations. Mr. Sleve also served as Secretary of Corning Appliance and Pike. Mr. Sleve served as the chairman of the board of directors of the Corning Area Chamber of Commerce for two years and now serves as a member of the executive committee and the government affairs committee of the Corning Chamber Board. He also serves on the Chemung County Chamber of Commerce Public Affairs Committee.

Matthew J. Cook joined Corning Gas in February 2008 as vice president – operations. Mr. Cook has 30 years of natural gas utility experience. From 2000 until joining Corning Gas, Mr. Cook was employed by Mulcare Pipeline Solutions, a supplier of products and services to the natural gas industry, in various positions including sales manager, and technical specialist. Previously, Mr. Cook served as operations engineer, and gas engineer for New York State Electric and Gas. He is not related to our director, Henry B. Cook, Jr. Mr. Matthew Cook also serves as a vice president of Corning Appliance and as a director on the boards of Leatherstocking Gas, Leatherstocking Pipeline, and Pike.

Russell S. Miller rejoined Corning Gas as director of gas supply and marketing in June 2008, and was appointed as vice president – gas supply and marketing, in December 2009. From 1987 through 2004 he was employed by us in various positions including vice president – operations, gas supply manager, and mapping technician. From 2006 until rejoining Corning Gas, he was employed by IBM as energy distribution manager where he managed a team of energy buyers. From 2004 through 2006, he was employed as an industrial account manager for Sprague Energy Corp. located in Portsmouth, New Hampshire. Mr. Miller also serves as a vice president of Corning Appliance and as a director on the boards of Leatherstocking Gas, Leatherstocking Pipeline, and Pike.

Executive officers are generally chosen or elected to their positions annually and hold office until the earlier of their removal or resignation or until their successors are chosen and qualified.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid by Corning Gas, our wholly-owned subsidiary, to the following individuals who are officers of both companies: the chief executive officer, chief financial officer, and our most highly compensated executive officers.

				Option	Change in Pension Value and Nonqualified Deferred	All Other
	Year	Salary	Bonus	Awards	Compensation	Compensation(1)	Total
Name and Principal Position		($)	($)	($)	Earnings ($)	($)	($)
Michael I. German, President and Chief	2017	170,500	—	—	37,871	3,727	212,098
Executive Officer	2016	170,000	—	—	38,061	5,466	213,527
Firouzeh Sarhangi, Chief Financial Officer, Treasurer and	2017	152,946	18,100	—	42,844	3,030	216,920
Corporate Secretary	2016	130,904	—	—	34,156	3,727	168,787
Stanley G. Sleve, Vice President –	2017	137,625	11,262	—	65,280	3,399	217,566

Administration and Corporate Secretary [Retired]	2016	122,921	—	—	57,125	3,688	183,734
Matthew Cook, Vice President – Operations	2017	152,594	14,421	—	29,020	3,779	199,814
	2016	129,904	—	—	22,595	3,897	156,396
Russell Miller, Vice President – Gas Supply	2017	143,447	14,274	—	37,055	1,762	196,537
and Marketing	2016	120,904	—	—	28,857	3,627	153,388

(1)	The amounts reported include 401(k) matching contributions by the Company in fiscal 2017 of $3,727 for Mr. German, $3,030 for Ms. Sarhangi, $3,399 for Mr. Sleve, $3,779 for Mr. Cook and $1,762 for Mr. Miller and in fiscal 2016 of $5,466 for Mr. German, $3,727 for Ms. Sarhangi, $3,688 for Mr. Sleve, $3,897 for Mr. Cook and $3,627 for Mr. Miller.

Employment Agreements

Pursuant to his employment agreement dated November 30, 2006, Mr. German continues to serve as president and chief executive officer of Corning Gas for 2018 under the automatic renewal provisions of his contract. The employment agreement provides termination payments to Mr. German as follows:

  If Mr. German terminates his employment for Good Reason (as defined in the employment agreement – generally a decrease in title, position or responsibilities, a decrease in salary or bonus or a reduction in benefits), then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to his then current annual salary.
  If Mr. German’s employment is terminated without cause, then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to his then current annual salary.
  If Mr. German’s employment is terminated for a Change in Control (as defined in the employment agreement), then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to three times his then current annual salary.

The employment agreement also contains standard confidentiality, non-competition, and non-solicitation provisions for a period including Mr. German’s employment, and the twelve months immediately following the date of the termination of his employment.

On April 17, 2012, Corning Gas entered into Change of Control Agreements (the “Agreements”) with all executive officers other than Mr. German. None of our other executive officers have employment agreements.

Change of Control Agreements

On April 17, 2012, we entered into Change of Control Agreements with each of our named executive officers other than Mr. German: Ms. Sarhangi, Mr. Sleve, Mr. Cook, and Mr. Miller. Each agreement was effective as of April 20, 2012, and terminates on the first to occur of: (i) termination of the executive’s employment with Corning Gas prior to a Change of Control (as defined in the agreements); (ii) one year from the date of a Change of Control; or (iii) May 1, 2017, but only if no Change of Control has occurred as of such date. Steve Grandinali, general manager of Pike, also has a Change of Control Agreement.

Under each agreement, upon termination of the executive’s employment with Corning Gas within 12 months following a Change of Control, unless such termination is because of the executive’s death, or by Corning Gas for Cause or Disability (each as defined in the agreements) or by the executive other than for Good Reason (as defined in the agreements), we will be required to pay to the executive the following: (i) the executive’s full salary through the date of termination and all other unpaid amounts to which the executive is entitled as of the date of termination under any plan or other arrangement of Corning Gas, at the time such payments are due (and in any event within 90 days after the executive’s separation of service from Corning); and (ii) an amount equal to 1.0 multiplied by the executive’s annualized includable compensation for the base period (within the meaning of Section 280G of the Internal Revenue Code), subject to reduction if such payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, which payment must be made in a lump sum within 90 days after the executive’s separation from service.

The executives are not required to mitigate the amount of any payment under the Change of Control Agreements by seeking employment or otherwise. We also agreed to pay to each of the executives all legal fees and related expenses incurred by the executive in connection with enforcing the agreement, whether or not the executive prevails.

Executive Employee Incentive Program

Each year, the board of directors approves the performance goals and terms of an Executive Employee Incentive Program. The program is designed to (a) attract and retain high caliber executives who are capable of optimizing the Holding Company’s and its subsidiaries’ performance, and (b) reward our executive officers and other senior employees for the achievement of annual corporate and operational goals. Performance bonuses, if earned, are paid in cash during the first calendar quarter of the calendar year following the calendar year for which performance was measured and are based upon the board of directors’ determination of the percentage of the goals that were met. Eligible employees include each of our named executive officers other than Mr. German: Ms. Sarhangi, Mr. Sleve, Mr. Cook, and Mr. Miller, as well as other senior employees. Awards under the program are at the discretion of the board of directors and may be modified or discontinued at any time. No non-equity incentive plan compensation was paid in fiscal 2017 because earnings targets were not met in calendar year 2016.

Benefit Plans

We provide competitive welfare and retirement benefits to our executive officers as an important element of their compensation packages. Our executives receive medical and dental coverage, life insurance, disability coverage and other benefits on the same basis as our other employees. Our executives are also eligible to participate in our employee savings and pension plans.

Employees Savings Plan. All employees of the Holding Company who work for more than 1,000 hours per year and who have completed one year of service may enroll in the savings plan at the beginning of each calendar quarter. Under the savings plan, participants may contribute up to 50% of their wages. The Holding Company matches one-half of the participant’s contributions up to a total of 3% of the participant’s wages. Matching contributions vest in the participants’ accounts at a rate of 20% per year and become fully vested after five years. All participants may select one of ten investment plans, or a combination thereof, for their account. Distribution of amounts accumulated under the savings plan occurs upon the termination of employment, or death of the participant. The savings plan also contains loan and hardship withdrawal provisions.

Pension Plan. We maintain a defined benefit pension plan, the Retirement Plan for Salaried and Non-Union Employees of Corning Gas that covers substantially all of our employees. We make annual contributions to the plan equal to amounts determined in accordance with the funding requirements of the Employee Retirement Security Act of 1974. The benefit payable under the pension plan is calculated based upon the employee’s average salary for the four years immediately preceding his retirement. As defined in the plan, the normal retirement age is 62. The compensation covered by the pension plan includes only base salary, identified in the summary compensation table as “salary.”

Shareholder Advisory Vote to Approve Executive Compensation

At the Holding Company’s 2017 Annual Meeting of Shareholders, executive officer compensation for 2017 was approved by approximately 99% of the votes cast on the matter. The nominating and compensation committee and the board of directors viewed the vote as an expression of the shareholders’ general satisfaction with our current executive compensation programs and therefore did not implement any changes to those programs as a result of or reaction to the shareholder advisory vote.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the fiscal year ended September 30, 2017.

Equity Compensation Plan Information

The 2007 Stock Plan provides for the issuance of various equity awards based on shares of our common stock. Beginning in 2008 and continuing for a period of nine years, on the day of each annual meeting of shareholders, the total maximum number of shares available for issuance automatically increased to the number of shares equal to 15% of the shares outstanding. On the date of the 2017 annual meeting, April 27, 2017, the total maximum number of shares available for issuance increased to 372,968. As of March 12, 2018, there were no options outstanding and the maximum number of shares available for future grants under the plan was [372,968]. This plan was assumed by the Holding Company as of November 12, 2013, and all outstanding grants were deemed to relate to common stock of the Holding Company as of that date.

If the new 2018 Stock Plan is approved by shareholders (as described under Proposal 3), the 2018 Stock Plan will replace the 2007 Stock Plan and permit the grant of comparable awards.

Number of
securities
remaining available
	Number of		for future issuance
	securities		under equity
	to be issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in the
Plan category	warrants and rights	warrants and rights	first column)

Equity compensation plans approved	—	—	[372,968]
by security holders
Equity compensation plans not approved	—	—	—
by security holders
Total	—	—	[372,968]

[Remainder of this page left blank intentionally]

SECURITIES OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 12, 2018, there were [3,018,451] shares of common stock outstanding, 210,600 shares of 6% Series A Cumulative Preferred Stock, and 244,263 shares of Series B Convertible Preferred Stock. Each share of the Series B Convertible Preferred Stock is convertible into 1.2 shares of common stock at the option of the holder. The following table sets forth, as of March 12, 2018, information regarding the beneficial ownership of our stock by each shareholder known by us to be the beneficial owner of more than 5% of our stock, each director, each executive officer, and all our directors and executive officers as a group.

Names and Address(1)(2)	Common Stock**		6% Series A Cumulative		Series B Convertible
			Preferred Stock		Preferred Stock

	Shares	Percentage	Shares	Percentage	Shares	Percentage

The Gabelli Group(3)	527,745	17.55%	—		73,298	30.01%
One Corporate Center
Rye, NY 10580
Michael I. German(4)	543,347	18.07%	5,129	2.44%	57,936	23.72%
The Article 6 Marital Trust(5)	347,341	11.55%	26,736	12.70%	—
under The First Amended and
Restated Jerry Zucker Revocable Trust
4838 Jenkins Avenue
North Charleston, SC 29405
Ted W. Gibson(6)	137,651	4.58%	43,047	20.44%	—
Henry B. Cook, Jr.(7)	35,260	1.16%	—
Firouzeh Sarhangi(8)	11,854	*	1,400	*	—
George J. Welch(9)	20,190	*	10,600	5.03%	912	*
Stanley G. Sleve(10)	15,102	*	—		1,464	*
Joseph P. Mirabito(11)	60,755	2.02%	600	*	481	*
William Mirabito(12)	61,662	2.05%	6,135	2.91%	1,351	*
John B. Williamson III(13)	16,564	*	1,052	*	1,416	*
Russell Miller(14)	1,309	*	—		—
Matthew Cook(15)	1,486	*	—		—
Robert B. Johnston(16)	13,205	*	11,000	5.22%	—
All directors, director nominees
and executive officers as a group
(12 individuals)	918,525	30.55%	78,963	37.49%	63,560	26.02%

* Less than 1%

** The common stock holdings may also include shares of the Series B Convertible stock which is convertible on a 1.2-for-one basis (subject to adjustment) at any time at the option of the holder.

(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2)	Unless otherwise indicated, the address of each beneficial owner is c/o Corning Natural Gas Holding Corporation, 330 West William Street, Corning, New York 14830.

(3)	Includes 419,063 shares of common stock held by Gabelli Funds, LLC, and 108,683 shares of common stock held by Teton Advisors, Inc. Each of Gabelli Funds and Teton Advisors has sole voting and dispositive power over the shares of common stock held by it. Based solely on information in Amendment No. 17 to Schedule 13D filed with the SEC on June 28, 2016, adjusted for the 20% stock dividend paid to holders of the common stock on May 30, 2017.

(4)	Includes 543,357shares of common stock, and 57,936 shares of Series B Convertible Preferred Stock owned by Mr. German’s wife, and 7,686 shares of common stock owned by Mr. German’s son as to which Mr. German disclaims beneficial ownership.

(5)	Based solely on information in Amendment No. 2 to Schedule 13G filed with the SEC on April 23, 2014, adjusted for the 20% stock dividend paid to holders of the common stock on May 30, 2017.

(6)	Includes 16,140 shares of restricted stock.

(7)	Includes 16,050 shares of restricted stock and 1,853 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(8)	Includes 811 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(9)	Includes 16,050 shares of restricted common stock.

(10)	Includes 85 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program and 1,464 shares of Series B Convertible Preferred Stock.

(11)	Includes 12,296 shares of restricted stock and 1,299 shares held by Mr. Mirabito’s wife. Mr. Mirabito disclaims beneficial ownership of the securities owned by his wife except to the extent of his pecuniary interest therein.

(12)	Includes 12,296 shares of restricted stock and 950 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.
(13)	Includes 12,296 shares of restricted stock and 1,687 shares owned jointly with his spouse.
(14)	Includes 58 shares owned by Mr. Miller’s wife and 127 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program. Mr. Miller disclaims beneficial ownership of the securities owned by his wife except to the extent of his pecuniary interest therein.

(15)	Includes 168 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(16)	Includes 11,250 shares of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Holding Company holds 50/50 joint ventures with Mirabito Regulated Industries, called Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. Mr. Joseph P. Mirabito and Mr. William Mirabito are officers and directors. Together they hold approximately 4% of the Holding Company’s outstanding common stock. They are also on the board of the Holding Company, Corning Gas, Corning Appliance, Leatherstocking Gas and Leatherstocking Pipeline. The Holding Company and Mirabito Regulated Industries invested $255,000 each into Leatherstocking Gas in fiscal 2017. No investments were made into Leatherstocking Pipeline by either member in fiscal 2017. The Company paid $96,138 to US Bank Voyager Fleet System for purchase of gas for our service vehicles. Mirabito Energy Products is a Voyager Network Partner and is the dba of Mirabito Holdings, Inc. Joseph P. Mirabito is currently president and chief executive officer of Mirabito Holdings, Inc. William Mirabito is currently the senior vice president of Mirabito Holdings, Inc. For coverage of emergency services in the Town of Virgil, the Company also paid Mirabito Energy, Vestal, $12,995.

The Company paid a total of $8,462 to the law firm of Welch and Zink, Mr. Welch, managing partner, for legal services performed during the fiscal year ended September 30, 2017.

The Company paid $2,710 to Cook Brothers Truck Parts for the fiscal year ended September 30, 2017. Mr. Cook is the majority owner of Cook Brothers Truck Parts.

PROPOSAL 2

APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF
INCORPORATION OF THE HOLDING COMPANY TO INCREASE AUTHORIZED SHARES

The board of directors is requesting that the shareholders approve the amendment to the Certificate of Incorporation of the Holding Company (the “Certificate of Amendment”), which was approved by the board of directors on February 6, 2018, subject to shareholder approval at the 2018 Annual Meeting. Pursuant to the Certificate of Amendment, the authorized number of shares of common stock of the Holding Company shall be increased by 1,000,000 shares to 4,500,000 shares and the number shares of preferred stock of the Holding Company shall be increased by 250,000 shares to 750,000 shares.

The Charter Amendment will become effective upon the approval of the shareholders of the Holding Company and filing of the Certificate of Amendment with the New York Department of State.

Summary of the Certificate of Amendment

Our Certificate of Incorporation currently authorizes 4,000,000 shares of capital stock: 3,500,000 shares of which are currently designated as common stock, par value $0.01 per share, and 500,000 shares of which are currently designed as preferred stock, par value $0.01 per share, for which the board of directors has the authority to establish, in its discretion from time to time, the dividends, voting rights, any redemption rights and/or liquidation preferences, and other designations, preferences, rights, qualifications, limitations and restrictions. Of the shares of Preferred Stock, our Certificate of Incorporation designates 255,500 shares as 6% Series A Cumulative Preferred Stock (“Series A Cumulative Preferred Stock”) and 244,500 shares as Series B Convertible Preferred Stock (“Series B Convertible Preferred Stock”). As of February 28, 2018, there were 3, 018,451 shares of Common Stock, 210,600 shares of Series A Cumulative Preferred Stock, and 244,263 shares of Series B Convertible Preferred Stock outstanding.

The board of directors has unanimously approved the advisability of, and adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation, providing for an increase in the authorized number of shares from 4,000,000 to 5,500,000, with the increase in the number of authorized shares of common stock from 3,500,000 to 4,500,000 shares, and the increase in the number of authorized shares of preferred stock from 500,000 shares to 750,000 shares. The board of directors has no current plans for designating the voting rights and other designations, preferences, rights, qualifications, limitations and restrictions of the 250,000 additional shares of Preferred Stock.

The affirmative vote of a majority of all outstanding shares of Common Stock is required for approval of the proposed amendment to the Certificate of Incorporation.

If this Proposal is approved by our stockholders, the Amendment to our Certificate of Incorporation will become effective upon the filing of the Certificate of Amendment with the New York Secretary of State. We would expect to make that filing as soon as practicable following the Annual Meeting.

Why Additional Authorized Shares Are Needed

As of February 28, 2018, all except 481,549 of the 3,500,000 authorized shares of common stock have either been issued or reserved for issuance. More particularly,

·	●	3,018,451 shares of common stock are issued and outstanding;
·	●	244,263 shares of common stock are reserved for issuance on the conversion of Series B Convertible Stock; and
·	●	237,283 shares of common stock are reserved for issuance pursuant to the 2007 Stock Plan (of the 372,968 shares covered by the 2017 Stock Plan).

If the 2018 Stock Plan is adopted by shareholders, as described in Proposal 4 below, shares previously reserved for issuance under the 2007 Amended and Restated Stock Plan will be released and 350,000 shares of common stock will be reserved for issuance under the 2018 Stock Plan.

At this time, the board of directors has not determined to issue any of the newly authorized shares of common stock other than under the 2018 Stock Plan, if adopted, as described below. In addition, the board of directors has not determined to designate the dividends, voting rights, any redemption rights and/or liquidation preferences, and other designations, preferences, rights, qualifications, limitations and restrictions of the 250,000 additional shares of Preferred Stock and nor to issue such designated shares of Preferred Stock. However, as noted in the Holding Company’s Annual Report on Form 10-K for the year ended September 30, 2017 and Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017, the Holding Company believes that cash flow from operating activities and borrowings under the lines of credit of its subsidiaries will not be sufficient to satisfy its debt service and capital expenditure needs over the next twelve months and that proceeds of new equity and debt issuances will be required to finance internal growth.

Additional Factors to be Considered

The additional shares of common stock authorized by the proposed amendment to the Certificate of Incorporation can generally be issued upon approval by the board of directors without further vote of the shareholders. The board of directors of the Holding Company may also determine the dividends, voting rights, any redemption rights and/or liquidation preferences, and other designations, preferences, rights, qualifications, limitations and restrictions of the additional shares of Preferred Stock and authorize their issuance without further vote of the shareholders.

Under New York law, stockholders are not entitled to appraisal rights with respect to their shares of Common Stock in the event that the Certificate of Incorporation is amended to authorize additional shares.

Information about the Common Stock

The rights of the Common Stock to dividends and upon liquidation are subject to the prior rights of the holders of the Series A Cumulative Preferred Stock and the Series B Convertible Preferred Stock.

Upon liquidation, the Common Stock is entitled to receive distributions on a pro rata basis after payment in full of the preferences on liquidation on any outstanding preferred stock.

The Common Stock has no preemptive rights.

The New York Business Corporation Law requires that the Certificate of Amendment to our Certificate of Incorporation under this Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock outstanding as of the record date for the Annual Meeting. If the Certificate of Amendment is approved, then it will become effective upon filing with the New York Department of State, which is expect to be made promptly after the Annual Meeting.

The board of directors recommends a vote FOR the proposal to approve the Certificate of Amendment increasing the number of authorized shares.

PROPOSAL 3

APPROVAL OF THE ADOPTION OF THE 2018 STOCK PLAN OF
THE HOLDING COMPANY

The board of directors is requesting that the shareholders approve the adoption of the 2018 Stock Plan, which was approved in the form attached hereto as Appendix 1 by the board of directors as of March 5, 2018, subject to shareholder approval at the 2018 Annual Meeting.

The 2018 Stock Plan will become effective upon the approval of the shareholders of the Holding Company. The following summary of the 2018 Stock Plan does not purport to summarize all the terms of the 2018 Stock Plan and is subject to and qualified in its entirety by reference to the full text of the 2018 Stock Plan, which is attached hereto as Appendix 1.

The board of directors of the Holding Company approved the adoption of the 2018 Employee Long-Term Incentive Plan (the “2018 Stock Plan”), subject to shareholder approval. The 2018 Stock Plan, if approved by shareholders, will replace the Holding Company’s existing Amended and Restated 2007 Stock Plan, as amended (the “2007 Stock Plan”) and no additional awards under the 2007 Stock Plan will be made. No stock options or restricted stock grants are currently outstanding under the 2007 Stock Plan, except for the shares of common stock issued on a quarterly basis to members of the board of directors in lieu of cash compensation. The restrictions on those shares lapse when the individual ceases to serve as a member of the board of directors.

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the 2018 Stock Plan. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

The description below of the 2018 Stock Plan is qualified in its entirety by reference to the full text of the 2018 Stock Plan, a copy of which is attached as Exhibit A to this proxy statement.

Summary of the 2018 Stock Plan

General

The 2018 Stock Plan provides for most of the same types of common stock-based awards permitted under the 2007 Stock Plan: incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and dividend equivalent units. The individuals who may receive awards under the 2018 Plan (the “Participants”) are also the same as under the 2007 Stock Plan: officers, employees, and directors of the Holding Company, its subsidiaries, and those other entities designated as “Affiliates” by the board of directors or its compensation committee. The Holding Company must hold, directly or indirectly, at least 20% of the voting power or ownership interest in each entity designated as an “Affiliate” under the Plan.

Under the 2018 Stock Plan, the total number of shares authorized for grant is 350,000 over the ten-year term of the 2018 Stock Plan, or approximately [__]% of the number of shares of common stock, and the number of shares of common stock issuable upon conversion of the shares of Series B Convertible Preferred Stock outstanding as of February 28, 2018. The number of shares under the 2018 Stock Plan increases annually to a number of shares equal to 10% of the number of shares of common stock outstanding. Under the 2007 Stock Plan, the maximum number of shares available for issuance under the plan was 15% of the outstanding shares of common stock on the date of the annual meeting of shareholders. As of March 12, 2018, the number of shares available for issuance under the 2007 Stock Plan was 372,968, less shares issued under exercised stock options or as restricted stock under the 2007 Stock Plan.

The approval of the 2018 Stock Plan will allow the board of directors and the compensation committee to continue to grant restricted stock awards to non-employee directors in lieu of cash compensation and to other participates and grant certain other equity incentives awards at levels it determines appropriate, subject to certain limitations set forth in the 2018 Stock Plan. The purposes of the 2018 Stock Plan are to encourage employees of the Holding Company’s subsidiaries and affiliates to acquire a proprietary interest in the growth and performance of the Holding Company, to generate an increased incentive to contribute to the Holding Company’s future success and prosperity, thus enhancing the value of the Holding Company for the benefit of its shareholders, and to enhance the ability of the Company, its subsidiaries and affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Holding Company depend.

Administration

Pursuant to its terms, the 2018 Stock Plan is administered by the compensation committee of the board of directors. The compensation committee has the power to do the following, among other powers:  designate participants, determine the number of shares covered by an award, determine the terms and conditions of any award, interpret and administer the 2018 Stock Plan, accelerate the vesting, exercise or payment of an award, correct any defect, supply any omission, or reconcile any inconsistency in the 2018 Stock Plan or any award in the manner and to the extent it shall deem desirable to carry the 2018 Stock Plan into effect, and make any other determination and take any other action that the committee deems necessary or desirable for the administration of the 2018 Stock Plan.

Eligibility

In general, any employee, officer or non-employee director of the Holding Company, its subsidiaries, and designated Affiliates, is eligible to be designated as a participant. As of February 28, 2018, the Holding Company, its subsidiaries, and designated affiliates had approximately 5 officers and 7 non-employee directors eligible for awards under the 2018 Stock Plan.

Stock Subject to the Plan

A maximum of 350,000 shares of common stock are available for issuance under the 2018 Stock Plan, subject to adjustment as provided under the terms of the 2018 Stock Plan, including an increase to 10% of the number of shares of common stock outstanding or subject to issuance on conversion of outstanding shares of convertible preferred stock determined on the date of the Annual Meeting of Shareholders in each year if such number is greater than the number of shares theretofore available under the 2018 Stock Plan. Shares issuable under the 2018 Stock Plan may consist of authorized but unissued shares or shares held in our treasury.

If any shares covered by an award granted under the 2018 Stock Plan are forfeited or if an award otherwise terminates without the delivery of shares or of other consideration, then the shares covered by such award, or the number of shares otherwise counted against the aggregate number of shares available under the 2018 Stock Plan with respect to such award, to the extent of any such forfeiture or termination, shall again be available for granting awards under the 2018 Stock Plan.

In the event of any stock dividend, recapitalization, stock split, merger, or other similar events defined in the 2018 Stock Plan, the number of shares of common stock subject to outstanding awards under the 2018 Stock Plan and the number of shares of common stock issuable under the 2018 Stock Plan shall be adjusted as determined by the compensation committee in a manner designed to prevent dilution or enlargement of the benefits or potential benefits available under the 2018 Stock Plan or any award outstanding.

Section 409A

Except to the extent specifically provided otherwise by the compensation committee, awards are intended to satisfy the requirements of Section 409A of the Internal Revenue Code, so as to avoid the imposition of any additional taxes or penalties. Notwithstanding any provision in the 2018 Stock Plan to the contrary, with respect to any award that is subject to Section 409A, distributions on account of a separation from service may not be made to a “specified employee,” as defined by Section 409A, before six months after the date of separation from service, or, if earlier, the date of death of the employee.

Amendments to and Termination of the 2018 Stock Plan

The board of directors may amend, alter, suspend, discontinue or terminate the 2018 Stock Plan, in whole or in part, provided that no material amendment may be made without shareholder approval if said approval is required by applicable law, rule or regulation. No amendment, alteration, suspension or discontinuation may be made without approval of shareholders if the action would increase the total number of shares available under the 2018 Stock Plan or would result in a repricing, as described below. No amendment of the 2018 Stock Plan may materially adversely affect any right of any participant with respect to any outstanding award without the participant’s written consent. If not earlier terminated by the board of directors, the 2018 Stock Plan will automatically terminate on the tenth anniversary of its effective date (April 24, 2028). No awards may be granted under the 2018 Stock Plan after it is terminated, but any previously granted awards will remain in effect until they expire.

Prohibition of Repricing

Except in the event of a stock dividend, recapitalization, stock split, merger, or other similar events defined in the 2018 Stock Plan, the board may not, without shareholder approval, take any action that would:  permit options, SARs, or other stock-based awards encompassing rights to purchase shares of common stock to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option or the grant price of a previously granted SAR, or the purchase price of a previously granted other stock-based award.

Terms of Options

The committee may grant non-qualified stock options, incentive stock options, or a combination of the two. Each award will be evidenced by an agreement, which may have additional conditions or restrictions so long as such provisions are not inconsistent with the 2018 Stock Plan.

Exercise Price. The exercise price shall not be less than 100% of the fair market value (as defined in the 2018 Stock Plan) of the Company’s common stock on the date of the grant.

Option Term. The term of each Option shall not exceed ten years from the date of the grant.

Vesting. Options shall become exercisable subject to such vesting criteria or other restrictions on exercise as may be determined by the committee and set forth in the participant’s award agreement. The committee may accelerate vesting, waive or amend terms, or otherwise modify an award.

Payment of Exercise Price. The exercise price shall be paid in full when an option is exercised, or, at the committee’s discretion, may be paid pursuant to a broker-assisted cashless exercise, delivery of other shares of common stock of the Holding Company that have been held for at least six months, or a combination of the above methods.

Termination of Employment. Options become immediately exercisable upon the death or disability of a participant, and must be exercised, if at all, within six months after the death or within twelve months after the disability, but in no event after the date the options would otherwise lapse. Upon retirement, all options that are not exercisable shall be forfeited, and if exercisable, the options must be exercised, if at all, within three months of retirement, or such longer period as the compensation committee may designate, but in no event after the date the options would otherwise lapse. Options that are not exercisable shall lapse upon a termination of employment for cause. Upon termination of employment for any reason other than death, disability, retirement or cause, all options that are not exercisable as of the date of termination shall be forfeited, and if exercisable, must be exercised, if at all, within three months of termination of employment.

Restrictions on Transfer. No option shall be assignable, alienable, saleable or transferable by a participant other than by will or the laws of descent and distribution.

Incentive Stock Options

Terms. The terms of incentive stock options (“ISOs”) shall be designed to comply with Section 422 of the Internal Revenue Code. In the event any provisions of the 2018 Stock Plan would contravene the Code, such 2018 Stock Plan provision shall not apply to ISOs. In addition to the above conditions regarding stock options, the following also apply to ISOs:

Amount of Award. The aggregate fair market value of stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year may not exceed $100,000. To the extent an option initially designated as an ISO exceeds this value limit or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a non-qualified stock option.

Timing of Exercise. If the committee exercises its discretion to permit an ISO to be exercised more than three months after the participant’s termination of employment, and the exercise occurs more than three months after the participant ceases being an employee (or more than 12 months in the event of the participant’s death or disability), such ISO shall be treated for all purposes as a non-qualified stock option.

Ten Percent Owners. Any ISO granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of the Company’s stock shall have an exercise price per share of at least 110% of the fair market value of the stock at the date of grant, and the ISO shall expire no later than five years after the date of grant.

Stock Appreciation Rights

The committee may grant Stock Appreciation Rights (“SARs”). The grant price shall not be less than 100% of the fair market value of the stock on the date of grant, except that if a SAR is granted in tandem with an option, the grant price of the SAR shall not be less than the exercise price of the option. As determined by the committee, the payment upon exercise may be paid in cash, shares to be valued at their fair market value on the date of exercise, by any other mode of payment deemed appropriate by the committee or by any combination thereof. The term of each SAR shall not exceed ten years from the date of grant.

Restricted Stock

Restricted stock may be awarded under the 2018 Stock Plan to any employee, officer or non-employee director selected by the compensation committee. Generally, the compensation committee has the discretion to fix the amount, terms, conditions and restrictions applicable to restricted stock awards. Any restricted stock granted may be evidenced as the committee deems appropriate, including, without limitation, by book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of restricted stock granted under the 2018 Stock Plan, such certificate shall be registered in the name of the participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted stock. Unless otherwise determined by the committee, all shares of restricted stock still subject to restriction shall be forfeited and reacquired by the Company upon termination of employment for any reason other than death or disability. Any conditions or restrictions on restricted stock shall lapse upon a change in control.

Except as otherwise provided in an award agreement or any special plan document governing an award, the participant will have all of the rights of a shareholder with respect to the restricted stock, including the right to vote. Unless otherwise provided in the award agreement, awards of restricted stock will be entitled to full dividend rights and any dividends paid with respect to shares of common stock generally will be paid or distributed to the holder no later than the end of the calendar year in which the dividends are paid to shareholders or, if later, the 15th day of the third month following the date the dividends are paid to shareholders (or shall otherwise be in compliance with, or exempt from, Section 409A).

Non-employee directors receive grants of restricted stock in lieu of cash compensation for their service on the board of directors. Currently that compensation is set at 450 shares each per quarter with the shares of common stock restricted as to transfer until the individual director ceases to serve as a director of the Company. One non-employee individual serves as a disinterested manager of the Company’s two joint venture affiliates: Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. He receives an award of 150 shares of the Company’s common stock each quarter in lieu of cash compensation (600 shares fiscal quarters). The shares are expected to be issued under the 2018 Stock Plan, if adopted, and to be unrestricted upon effectiveness of the Company’s registration statement to be filed with the U.S. Securities and Exchange Commission with respect to the 2018 Stock Plan.

Dividend Equivalents

The 2018 Stock Plan authorizes the committee to grant participants awards under which the holders thereof are entitled to receive payments equivalent to dividends or interest, with respect to a number of shares determined by the committee, and the committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested.

Awards to Non-Employee Directors

Directors of the Holding Company who are not current employees of the Holding Company or any of the Holding Company’s subsidiaries are currently compensated for their service on the board of directors by grants of common stock under the 2007 Stock Plan in the amount of 450 shares of common stock quarterly. If the 2018 Stock Plan is approved by shareholders, seven of our directors proposed for election at the 2018 Annual Meeting will continue to receive their shares under the 2018 Stock Plan. Mr. German is not eligible to participate in the Non-Employee Director Plan.

Assuming the 2018 Stock Plan is approved, commencing June 30th, 2018, and every June 30th, September 30th, December 31st, and March 30th, each non-employee director will receive a grant of restricted stock having a Fair Market Value on the date of grant (determined without regard to the restrictions applicable thereto) equal to the aggregate dollar amount of cash compensation earned by the non-employee director during the Company’s fiscal quarter ended immediately prior to the respective grant date.

The restricted shares granted to directors under the Plan will be subject to restrictions prohibiting such restricted shares from being sold, transferred, assigned otherwise disposed of prior to the time the non-employee director ceases to serve as a director of the Holding Company or any of its Subsidiaries or designated Affiliates. The restrictions with respect to each award of restricted shares also lapse immediately prior to a Change in Control (as defined in the 2018 Stock Plan).

During the restriction period, a director will have the right to vote his or her restricted shares and have the right to receive any cash dividends with respect to such restricted shares. All distributions, if any, received by a director with respect to restricted shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction will be subject to the same restrictions as are applicable to the restricted shares to which such distributions relate.

New Plan Benefits

As noted above, no awards under the 2018 Stock Plan have been approved by the compensation committee or the board of directors to any officer or employee of the Holding Company. Awards of restricted stock to the seven non-employee directors of the Holding Company under the Plan will be made quarterly in the amount of 450 shares of common stock each in lieu of cash compensation. The non-employee director restricted stock grants would total 21,150 shares over four fiscal quarters. [In addition, one non-employee serves as a disinterested manager of the two Affiliates: Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. He receives an award of 150 shares of the Holding Company’s common stock each quarter in lieu of cash compensation (600 shares for four fiscal quarters). The shares are expected to be issued under the 2018 Stock Plan without restrictions once a registration statement with respect to the plan is filed with the U.S. Securities and Exchange Commission.

Summary of Federal Income Tax Consequences of Awards under the 2018 Stock Plan

The following is a brief summary of the principal United States Federal income tax consequences of the various awards under the 2018 Stock Plan, under current United States Federal income tax laws. This summary is not intended to constitute tax advice and is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Nonqualified Stock Options and Stock Appreciation Rights. A participant will not recognize any income at the time a nonqualified stock option or stock appreciation right is granted, nor will we be entitled to a deduction at that time. When a nonqualified stock option or stock appreciation right is exercised, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains on the date of exercise over the exercise price (or, for a stock appreciation right, the cash or value of shares received on exercise). Payroll taxes are required to be withheld from the participant on the amount of ordinary income recognized by the participant. We generally will be entitled to a tax deduction with respect to a nonqualified stock option or stock appreciation right at the same time and in the same amount as the participant recognizes income. The participant’s tax basis in any shares acquired by exercise of a nonqualified stock option (or received on exercise of a stock appreciation right) will be equal to the exercise price paid plus the amount of ordinary income recognized.

Upon a sale of the shares received by a participant upon the exercise of a nonqualified stock option, any gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on how long the participant held such shares prior to sale.

Incentive Stock Options. A participant will not recognize any income at the time an ISO is granted. Nor will a participant recognize any income at the time an ISO is exercised. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be a preference item that could create an alternate minimum tax liability. If a participant disposes of the shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the “holding period”), the gain (i.e., the excess of the proceeds received on sale over the exercise price paid), if any, will be long-term capital gain eligible for favorable tax rates. If the participant disposes of the shares prior to the end of the holding period, the disposition is a “disqualifying disposition”, and the participant will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount received for the shares, over the exercise price paid. The balance of the gain or loss, if any, will be long-term or short-term capital gain or loss depending on how long the shares were held by the participant prior to disposition.

The Holding Company generally is not entitled to a deduction as a result of the grant or exercise of an ISO. If a participant recognizes ordinary income as a result of a disqualifying disposition, the Holding Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Restricted Stock. Under Section 83 of the Code, a participant who receives a grant of restricted stock with restrictions which constitute a substantial risk of forfeiture will generally have income only when the stock vests, equal to the fair market value of the stock at that time less any amount paid for the shares. However, the grantee may make a so-called “83(b) election” to recognize ordinary income at the time of grant. Assuming no other applicable limitations, the amount and timing of the deduction available to the Holding Company will correspond to the income recognized by the grantee. Upon the later sale of the shares, the difference between the fair market value at vesting and the sale price will be capital gain or loss.

Code Section 162(m). With certain exceptions, Section 162(m) of the Code limits deduction for compensation in excess of $1,000,000 paid to certain “covered employees” whose compensation is reported in the compensation table included in the Company’s annual proxy statements. However, compensation paid to such employees will not be subject to such deduction limitation if it is considered “qualified performance-based compensation” (within the meaning of Section 162(m) of the Code, which, among other requirements, requires shareholder approval of the performance measures available under a plan). As previously noted, notwithstanding the adoption of the 2018 Stock Plan by shareholders, we reserve the right to pay our employees, including recipients of awards under the 2018 Stock Plan, amounts which may or may not be deductible under Section 162(m) or other provisions of the Code.

If and to the extent the compensation committee determines, awards granted under the 2018 Stock Plan to covered employees will comply with the requirements of Section 162(m). Generally, this requires that the amount paid under such an award be determined based on the attainment of written, objective performance goals approved by the compensation committee for a performance period established by the compensation committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period. The compensation committee will determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, will certify and ascertain the amount of the applicable award. No amount will be paid for such performance period until such certification is made by the compensation committee. The amount actually paid to a participant may be less than (but not more than) the amount determined under the applicable performance formula, at the discretion of the compensation committee.

The board of directors recommends a vote FOR the proposal to approve the adoption of the 2018 Stock Plan.

PROPOSAL 4

ADVISORY VOTE TO APPROVE THE HOLDING COMPANY’S

EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Our executive compensation program is designed to: (a) attract, develop and retain high caliber executives who are capable of optimizing the Holding Company’s and its subsidiaries’ performance for the benefit of its shareholders, and (b) reward our executive officers for the achievement of annual, long-term, strategic, and operational goals. Please read the “Executive Compensation” section of this Proxy Statement beginning on page [14] or additional details about our executive compensation program, including information about the fiscal year 2017 compensation of our named executive officers.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2018 Annual Meeting of Shareholders:

“RESOLVED, that the compensation paid to the Corporation’s chief executive officer, chief financial officer, and other most highly compensated executives (the “named executive officers”), as disclosed in the Corporation’s Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K), including the various compensation tables and related narrative discussion, is hereby APPROVED.”

The vote is advisory, which means that the vote is not binding on the Holding Company, the board of directors or the nominating and compensation committee. Our board and the nominating and compensation committee value the opinions of our shareholders and to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the nominating and compensation committee will evaluate whether any actions are necessary to address those concerns.

The board of directors recommends a vote FOR the proposal to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF THE HOLDING COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has appointed and the board of directors has ratified the appointment of the accounting firm of Freed Maxick CPAs, P.C. (“Freed Maxick”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. Freed Maxick has also served as Corning Gas’ independent registered public accounting firm since August 20, 2013 and is considered by the audit committee, the board of directors and management of the Holding Company to be well qualified. The shareholders are being asked to ratify the audit committee’s appointment of Freed Maxick. If the shareholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Holding Company and its shareholders. Representatives of Freed Maxick will attend the annual meeting to answer appropriate questions and make statements if they desire.

The board of directors recommends a vote FOR the proposal to ratify the appointment of Freed Maxick as our independent registered public accounting firm for the fiscal year ending September 30, 2018.

SHAREHOLDER PROPOSALS

A shareholder intending to present a proposal to be included in our proxy statement for our 2019 Annual Meeting of Shareholders must deliver a proposal, in accordance with the requirements of Rule 14a-8 under the Exchange Act, to our corporate secretary at our principal executive office no later than November 22, 2018. A shareholder’s notice to the corporate secretary must set forth as to each matter the shareholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
•	the name and record address of the shareholder proposing such business,
•	the number of shares of our common stock that are beneficially owned by the shareholder, and
•	any material interest of the shareholder in such business.

A shareholder may submit nominees for election to the board of directors at our 2019 Annual Meeting. For a nominee to be included in the 2019 Proxy Statement, it must be submitted to the corporate secretary not before January 24, 2019 and not after February 13, 2019.

A shareholder may also present a proposal directly to our shareholders at the Annual Meeting. For a proposal to be voted upon at our 2019 Annual Meeting, it must be submitted to the corporate secretary not before January 24, 2019 and not after February 13, 2019. However, if we do not receive notice of the shareholder proposal prior to the close of business on February 13, 2019, SEC rules permit management to vote proxies in their discretion on the proposed matter. If we receive notice of the shareholder proposal not before January 24, 2019 and not after February 13, 2019, management can only vote proxies in their discretion if they advise shareholders in our 2019 Proxy Statement about the nature of the proposed matter and how management intends to vote on the matter.

OTHER MATTERS

Our board of directors is not aware of any other matters to be submitted at the 2018 Annual Meeting of Shareholders. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the board of directors may recommend.

You are urged to sign and return your proxy promptly to make certain your shares will be voted at the 2018 Annual Meeting of Shareholders. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Firouzeh Sarhangi

Chief Financial Officer, Treasurer and Corporate Secretary

March 22, 2018

APPENDIX 1

Corning Natural Gas Holding Corporation

2018 Stock Plan

Corning Natural Gas Holding Corporation

2018 EMPLOYEE LONG-TERM INCENTIVE PLAN

Section 1.               Establishment and Purpose

(a)               Purpose. The purpose of this Corning Natural Gas Corporation 2018 Stock Plan (the “Plan”) is to encourage and enable the officers, employees, and Directors of Corning Natural Gas Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The Plan replaces the Amended and Restated 2007 Corning Natural Gas Corporation Stock Plan assumed by Corning Natural Gas Holding Corporation on its formation in 2013, and provides the Company with the ability to continue to provide awards from time to time on substantially the same terms. The Plan updates the 2007 Stock Plan to reflect regulatory changes. No awards were outstanding under the 2007 Stock Plan on the Effective Date of the Plan.

(b)               Effective Date; Shareholder Approval. The Plan is effective upon the approval by the Company’s shareholders at the 2017 Annual Meeting of Shareholders on April 24, 2018 (“Effective Date”).

Section 2.               Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)               “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has no less than a 50% equity interest, as determined by the Committee. With respect to Incentive Stock Options, “Affiliate” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or an Affiliate that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

(b)               “Award” or “Awards” shall mean any Incentive Options, Non-Qualified Options, Restricted Stock Award, Stock Appreciation Right, or Dividend Equivalent granted under the Plan.

(c)               “Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, evidencing any Award granted under the Plan.

(d)               “Board” shall mean the Board of Directors of the Company.

(e)               “Cause” means, and shall be limited to, a vote of the Board to the effect that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the Participant and the Company or an Affiliate are parties, (ii) any act (other than retirement, death, or disability) or omission to act by the Participant, including without limitation, the commission of any crime, which may have a material and adverse effect on the business of the Company or any Affiliate or on the Participant’s ability to perform services for the Company or any Affiliate, or (iii) any material misconduct or neglect of duties by the Participant in connection with the business or affairs of the Company or any Affiliate.

(f)                “Change in Control” shall mean an event that is “a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” within the meaning of Section 409A and that also falls within one of the following events with respect to the Company:

(i)                 any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, any Director, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries or the Richard M. Osborne Trust), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 of the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of either (A) the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) or (B) the then outstanding shares of common stock of the Company (in either such case other than as a result of acquisition of securities directly from the Company;

(ii)              persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

(iii)            the Shareholders of the Company shall approve (A) any consolidation or merger of the Company or any Subsidiary where the Shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other voting securities outstanding, increases (x) the proportionate number of shares of Common Stock beneficially owned by any person to 40% or more of the shares of Common Stock then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding voting securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other voting securities (other than pursuant to a share split, share dividend, or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of the foregoing clause (i).

(g)               “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(h)               “Committee” shall mean the Compensation Committee of the Board of Directors of the Company or any such other committee of not less than two Non-Employee Directors, as appointed by the Board from time to time, or in the absence of such a committee, the entire Board. The term “Committee” includes any such committee or subcommittee, to the extent of the Compensation Committee’s delegation.

(i)                 “Common Stock” shall mean shares of the Company’s common stock, par value $0.01 per share.

(j)                 “Disability” shall mean a disability determination in which a Participant meets one of the following conditions:

(i)                 The Participant is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to last for a period of not less than 12 months.

(ii)              The Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company.

Notwithstanding the above, with respect to an Incentive Stock Option (and if and to the extent required by Code Section 409A with respect to other Awards), Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code. The Committee may establish any process or procedure it deems appropriate for determining whether a Participant has a “Disability”.

(k)               “Director” shall mean a member of the Board.

(l)                 “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(m)             “Employee” means any person who is in the employ of the Company or any Affiliate, subject to the control and direction of the Company or any Affiliate as to both the work to be performed and the manner and method of performance.

(n)               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)               “Fair Market Value” shall mean, as of a given date, the value of a Share determined as follows (in order of applicability): (A) if on the Grant Date, or other determination date the Share is listed on an established national or regional stock exchange, is admitted to quotation on The NASDAQ Stock Market, Inc. or is publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Share on that exchange or in that market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on that trading day) or, (B) if no sale of Shares is reported for that trading day, on the next preceding day on which any sale has been reported. If the Share is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Share as determined by the determined by such methods or procedures as shall be established from time to time by the Committee in good faith in a manner consistent with Section 409A.

(p)               “Grant Date” shall mean, as determined by the Committee, the latest to occur of: (i) the date of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 5 of this Plan, or (iii) any other date as may be specified by the Committee.

(q)               “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Sections 422 of the Code, or any successor provision thereto.

(r)                “Non-Employee Director” shall mean a member of the Board who: (i) is not currently an officer of the Company or any Affiliate; and (ii) does not receive compensation for services rendered to the Company or any Affiliate in any capacity other than as a Director.

(s)                “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(t)                 “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(u)               “Participant” shall mean an Employee, Officer, or Director of the Company or of any Affiliate designated to be granted an Award under the Plan.

(v)               “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(w)             “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(x)               “Restricted Stock” shall mean any award of Shares granted under Section 6(c) of the Plan.

(y)               “Section 409A” means Section 409A of Code, and the Treasury regulations and other authoritative guidance issued thereunder.

(z)               “Shareholder” means the holder of a Share.

(aa)            “Shares” shall mean a share of common stock, $.10 par value, of the Company subject to adjustment pursuant to Section 4.

(bb)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(cc)            “Subsidiary” shall mean a “subsidiary corporation” as defined in Section 424(f) of the Code.

Section 3.               Administration

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, to accommodate any changes in laws and regulations in jurisdictions in which Participants will receive Awards.

(a)               Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)                 designate Participants;

(ii)              determine the time or times of grant and the type or types of Awards to be granted to each Participant under the Plan;

(iii)            determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)             determine the terms and conditions of any Award;

(v)               determine the effect of termination of employment on any Award;

(vi)             determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vii)          determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(viii)        interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(ix)             establish, amend, suspend, or waive such rules and guidelines;

(x)               reduce, eliminate or accelerate any restriction or vesting requirement, applicable to an Award at any time after the grant of an Award or to extend the time for exercising any Option (but not beyond the original ten-year term), or Restricted Stock Awards;

(xi)             to amend any Award Agreement or waive any provision, condition or limitation thereof;

(xii)          make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xiii)        correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)               Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee of the Company or of any Affiliate. Any determinations and other actions of the Committee with respect to any of the matters referred to in this Section 3 or elsewhere in the Plan or in any Award Agreement need not be consistent, even among Participants who are similarly situated and/or who have previously received similar or other Awards, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement. In addition, actions of the Committee may be taken by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan. The Committee may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration and operation of the Plan and may direct such persons to execute documents on behalf of the Committee.

Section 4.               Shares Available for Awards

(a)               Shares Available. Subject to adjustment as provided in Section 7, the total number of shares of Common Stock reserved and available for delivery pursuant to Awards granted under the Plan shall be three hundred fifty thousand (350,000). If any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, cancellation, or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, but subject to adjustment as provided in Section 7, no more than three hundred fifty thousand (350,000). Shares shall be available for delivery pursuant to the exercise of Incentive Stock Options. Any Award made under a previous Corning Natural Gas Corporation Plan shall continue to be subject to the terms and conditions of the plan under which it was awarded and the applicable Award Agreement.

(b)               Accounting for Awards. For purposes of this Section 4,

(i)                 if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(ii)              Dividend Equivalents denominated in Shares and Awards not denominated in Shares but potentially payable in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

(iii)            Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (x) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options or Stock Appreciation Rights, or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

(c)               Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized but unissued Shares or of treasury Shares.

(d)               Evergreen Share Reserve Increase. Notwithstanding Section 4(a), and subject to the provisions of this Section, on the day of each annual meeting of the Shareholders of the Company, for a period of nine (9) years, commencing with the annual meeting of Shareholders in 2018, the aggregate number of Shares available for issuance under the Plan shall automatically be increased to the number of Shares equal to 10% of the Shares outstanding, if greater than the number of Shares then available for issuance under the Plan.

Section 5.               Eligibility

Participants in the Plan will be Directors and such full or part-time officers and other employees of the Company and its Affiliates who are responsible for or contribute to the management, growth or profitability of the Company and its Affiliates and who are selected from time to time by the Committee, in its sole discretion.

Section 6.               Awards

(a)               Options. Options granted under the Plan may, at the discretion of the Committee, be in the form of either Non-Qualified Stock Options, Incentive Stock Options or a combination of the two. Where both a Non-Qualified Stock Option and an Incentive Stock Option are granted to a Participant at the same time, such Awards shall be deemed to have been granted in separate grants, shall be clearly identified, and in no event will the exercise of one such Award affect the right to exercise the other Award. Unless otherwise specified, an Option shall be a Non-Qualified Stock Option. Subject to Section 3, the Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)                 Amount of Shares. The Committee may grant Options to a Participant in such amounts as the Committee may determine, subject to the limitations set forth in Section 6(e)(v) of the Plan. The number of Shares subject to an Option shall be set forth in the applicable Award Agreement.

(ii)              Exercise Price. The exercise price per Share under an Option shall be determined by the Committee; provided, however, and except as provided in Section 7, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option. The exercise price of an Option, as determined by the Committee pursuant to this Section 6(a)(ii), shall be set forth in the applicable Award Agreement.

(iii)            Option Term. Except as set forth in Section 6(a)(iv) below, the term of each Option shall not exceed ten (10) years from the date of grant.

(iv)             Timing of Exercise. Except as may otherwise be provided in the Award Agreement or as the Committee may otherwise determine, and subject to the Committee’s authority under Section 3(a) to accelerate the vesting of an Award and to waive or amend any terms, conditions, limitations or restrictions of an Award, each Option granted under the Plan shall be exercisable in whole or in part, subject to the following conditions, limitations and restrictions:

(A)             Options shall become exercisable at such time or times, whether or not in installments, and shall be subject to such terms and conditions as shall be determined by the Committee at or after the grant date;

(B)              All Options subject to the Award shall become immediately exercisable upon a Change in Control;

(C)              All Options granted to a Participant shall become immediately exercisable upon the death of the Participant and must be exercised, if at all, within six (6) months after such Participant’s death (or such longer period as the Committee shall specify at any time) but in no event after the date such Options would otherwise lapse. Options of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise such Options by the Participant’s will or by operation of law. In the event an Option is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Option has been transferred by the Participant’s will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Shares thereunder unless and until the Company is satisfied that the person or persons exercising the Option is or are the duly appointed executor(s) or administrator(s) of the deceased Participant or the person to whom the Option has been transferred by the Participant’s will or by the applicable laws of descent and distribution;

(D)             Any Option held by an optionee whose service with the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve (12) months (or such longer period as the Committee shall specify at any time) from the date of such termination of service, or until the expiration of the state term of the Option, if earlier. The Committee shall have sole authority and discretion to determine whether a participant’s service has been terminated by reason of Disability. Except as otherwise provided by the Committee at the time of grant or otherwise, the death of an optionee during a period provided in this Section for the exercise of a Non-Qualified Option, shall extend for six (6) months from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

(E)              The Option shall lapse upon termination of employment for Cause. Except as otherwise provided in Section 6(a)(iv), upon an Employee’s termination of employment, for any reason other than death, Disability, or Cause, all Options that have not become exercisable as of the date of termination shall be forfeited and to the extent that Options have become exercisable as of such date, such Options must be exercised, if at all, within 30 days after such termination of employment or until the expiration of the stated term of the Option, if earlier; and

(F)              Unless otherwise determined by the Committee, if an optionee’s service with the Company and its Affiliates terminates for any reason other than death, Disability, or for Cause, any Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of service, for three (3) months (or such longer period as the Committee shall specify at any time) from the date of termination of service or until the expiration of the stated term of the Option if earlier.

(v)               Payment of Exercise Price. The exercise price shall be paid in full when the Option is exercised and stock certificates shall be registered and delivered only upon receipt of such payment. Unless otherwise provided by the Committee, payment of the exercise price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order or any other form of consideration approved by the Committee. In addition, at the discretion of the Committee, payment of all or a portion of the exercise price may be made by

(A)             Delivering a properly executed exercise notice to the Company, or its agent, together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale proceeds with respect to the portion of the Shares to be acquired upon exercise having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the exercise price being so paid and appropriate tax withholding;

(B)              Tendering (actually or by attestation) to the Company previously acquired Shares that have been held by the Participant for at least six months having a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the exercise price being so paid; or

(C)              any combination of the foregoing.

(vi)             Non-transferability of Options. No Option shall be transferable by the optionee other than by will or by the laws of descent and distribution.

(vii)          Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder which are hereby incorporated by reference. In the event that any provision of the Plan would contravene the Code rules that apply to Incentive Stock Options, such Plan provision shall not apply to Incentive Stock Options. Incentive Stock Options granted under the Plan shall be subject to the following additional conditions, limitations and restrictions:

(A)             Timing of Grant. No Incentive Stock Option shall be granted under the Plan after the 10-year anniversary of the date the Plan is adopted by the Board.

(B)              Amount of Award. The aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any subsidiary) may not exceed $100,000, taking Incentive Stock Option into account in the order in which they were granted. To the extent an Option initially designated as an Incentive Stock Option exceeds the value limit of this section or otherwise fails to satisfy the requirements applicable to Incentive Stock Options, it shall be deemed a Non-Qualified Stock Option and shall otherwise remain in full force and effect.

(C)              Timing of Exercise. In the event that the Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the Participant’s termination of employment and such exercise occurs more than three months after such Participant has ceased being an Employee (or more than twelve (12) months after the Participant is Disabled or dies), such Incentive Stock Option shall thereafter be treated as a Non-Qualified Stock Option for all purposes.

(D)             Transfer Restrictions. In no event shall the Committee permit an Incentive Stock Option to be transferred by a Participant other than by will or the laws of descent and distribution, and any Incentive Stock Option granted hereunder shall be exercisable, during his or her lifetime, only by the Participant.

(E)              Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the date of grant and the Option expires no later than five years after the date of grant.

(viii)        Extension of Option Term for Blackouts. At its discretion, the Committee may extend the term of any Option beyond its earlier termination pursuant to Section 6(a)(iii), (iv)(C), (iv)(D), (iv)(E), or (iv)(F) if the Company had prohibited the participant from exercising the Option prior to termination or expiration in order to comply with applicable Federal, state, local or foreign law, provided that such extension may not exceed the earlier of thirty (30) days from the date such prohibition is lifted or ten (10) years after the Option grant date.

(ix)             No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(b)               Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right Award granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, multiplied by the number of Stock Appreciation Rights granted. As determined by the Committee, the payment upon exercise may be paid in cash, Shares to be valued at their Fair Market Value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

(i)                 Grant Price. Shall be determined by the Committee, provided, however, and except as provided in Section 7, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem with an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii)              Term. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)            Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

(iv)             Restrictions on Transfer. Stock Appreciation Rights shall not be transferred, assigned or encumbered, except that Stock Appreciation Rights may be exercised by the executor, administrator or personal representative of the deceased participant within six (6) months of the death of the participant (or such longer period as the Committee shall specify at any time) and transferred pursuant to a certified domestic relations order.

(v)               No Deferral Feature. No Stock Appreciation Right shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Stock Appreciation Right.

(c)               Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants.

(i)                 Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. The Committee may remove any vesting condition or other restriction or reduce any restriction period applicable to a particular award of Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed. Except as otherwise provided in an Award Agreement or any special Plan document governing an Award, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock. Unless otherwise provided in the applicable Award Agreement, awards of Restricted Stock will be entitled to full dividend rights and any dividends paid thereon will be paid or distributed to the holder no later than the end of the calendar year in which the dividends are paid to shareholders or, if later, the 15th day of the third month following the date the dividends are paid to shareholders (or shall otherwise be in compliance with, or exempt from, Code Section 409A).

(ii)              Registration. Any Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)            Forfeiture. Upon termination of employment during the applicable restriction period for any reason other than death or Disability, except as determined otherwise by the Committee, all Shares of Restricted Stock still subject to restriction shall be forfeited and reacquired by the Company.

(iv)             Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Shares.

(d)               Dividend Equivalents. The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

(e)               General.

(i)                 No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)              Awards may be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards.

(iii)            Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)             Limits on Transfer of Awards. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, in the case of Participant’s Disability, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)               Conditions and Restrictions upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(vi)             Share Certificates. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or automated quotation system upon which such Shares or other securities are then listed, quoted, or traded, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates or issue instructions to the transfer agent to make appropriate reference to such restrictions.

(vii)          Suspension of Exercise. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right where such suspension is deemed by the Company as necessary or appropriate for corporate purposes.

(viii)        Change in Control. Notwithstanding anything to the contrary in the Plan, any conditions or restrictions on Restricted Stock or Dividend Equivalents shall lapse upon a Change in Control.

(ix)             Award Agreement. Each grant of an Award under the Plan will be evidenced by an Award Agreement. Such document will contain such provisions as the Committee may in its discretion deem advisable, provided that such provisions are not inconsistent with any of the provisions of the Plan.

(x)               No Repricing. Repricing of Options or Stock Appreciation Rights shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or Stock Appreciation Right to lower its exercise price (other than pursuant to Section 7); (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its exercise price is greater than the Fair Market Value of the underlying stock in exchange for another Award, unless the cancellation and exchange occurs in connection with an event set forth in Section 7. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

(xi)             Employment with Affiliate or Successor. Employment by the Company, any Affiliate or a successor to the Company shall be considered employment by the Company for all purposes of any Award. If the Award is assumed or a new award is substituted therefore in any corporate reorganization (including, but not limited to, any transaction of the type referred to in Section 424(a) of the Code), employment by such assuming or substituting corporation or by a parent corporation or subsidiary thereof shall be considered for all purposes of the Award to be employment by the Company.

Section 7.               Changes in Capital Structure

(a)               Mandatory Adjustments. In the event that the Committee shall determine that any stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(i)                 the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a) regarding the number of shares that may be granted in the form of Restricted Stock;

(ii)              the number and type of Shares or other securities subject to outstanding Awards;

(iii)            the number and type of Shares or other securities specified as the annual per-participant limitation under Section 6(e)(v) and (vi);

(iv)             the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(v)               other value determinations applicable to outstanding Awards.

Provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Sections 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. Notwithstanding the foregoing, no adjustment shall be required if the Committee determines that such action could cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code or otherwise could subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding Award.

(b)               Discretionary Adjustments. Upon the occurrence of (i) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is not to be the surviving corporation, (ii) a merger, consolidation, acquisition of property or stock, reorganization or otherwise involving the Company in which the Company is the surviving corporation but holders of Shares receive securities of another corporation, or (iii) a sale of all or substantially all of the Company’s assets (as an entirety) or capital stock to another person, any Award granted hereunder shall be deemed to apply to the securities, cash or other property (subject to adjustment by cash payment in lieu of fractional interests) to which a holder of the number of Shares equal to the number of Shares the Participant would have been entitled, and proper provisions shall be made to ensure that this clause is a condition to any such transaction; provided, however, that for an Award that is not subject to Section 409A the Committee (or, if applicable, the board of directors of the entity assuming the Company’s obligations under the Plan) shall, in its discretion, have the power to either:

(i)                 provide that Awards will be settled in cash rather than Stock;

(ii)              provide that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction;

(iii)            provide, upon written notice to Participants, that all Awards that are currently exercisable must be exercised within the time period specified in the notice and that all Awards not exercised as of the expiration of such period shall be terminated without consideration; provided, however, that the Committee (or successor board of directors) may provide, in its discretion, that, for purposes of this subsection, all outstanding Awards are currently exercisable, whether or not vested; or

(iv)             cancel any or all Awards and, in consideration of such cancellation, pay to each Participant an amount in cash with respect to each Share issuable under an Award equal to the difference between the Fair Market Value of such Share on such date (or, if greater, the value per Share of the consideration received by holders of Shares as a result of such merger, consolidation, reorganization or sale) and the Exercise Price; or

(v)               any combination of the foregoing

The Committee’s determination may not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

Section 8.               Amendment and Termination

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)               Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s stockholders, no material amendment shall be made if stockholder approval is required by applicable law, rule or regulation, and; provided, further, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the stockholders of the Company that would:

(i)                 increase the total number of Shares available for Awards under the Plan, except as provided in Section 7 hereof; or

(ii)              except as provided in Section 7, permit Options or Stock Appreciation Rights encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right.

(b)               Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

Section 9.               General Provisions

(a)               No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)               Withholding. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Exchange Act, the following additional restrictions shall apply:

(i)                 the election to satisfy tax withholding obligations relating to an Award in the manner permitted by this Section 9(b) and the actual tax withholding shall be made during the period beginning on the third (3rd) business day following the release of quarterly or annual summary statements of revenues and earnings of the Company and ending on the twelfth (12th) business day following such date. Alternatively, such election may be made at least six (6) months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

(ii)              such election shall be irrevocable;

(iii)            such election shall be subject to the consent or disapproval of the Committee; and

(iv)             the Share(s) withheld to satisfy tax withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the participant for at least six (6) months from the date of grant of the Award.

(c)               Other Company Benefit and Compensation Arrangements. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay law and shall not be included in, nor have any effect on, the determination of benefits under any pension or other employee benefit plan or similar arrangement provided by the Company or Affiliate, unless (i) expressly so provided by such other plan or arrangement or (ii) the Committee expressly determines that an Award or a portion thereof should be included as recurring compensation. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)               No Right to Employment. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)               Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law without regard to conflict of law.

(f)                Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(g)               No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)               No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)                 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof, and, in the event of any conflict, the text of the Plan, rather than such headings, shall control.

(j)                 Indemnification. Subject to requirements of Delaware State law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board or a delegate of the Committee so acting, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(k)               Compliance with Section 409A. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to either be exempt from Section 409A or structured to comply with the requirements of Section so as to avoid the imposition of any additional taxes or penalties under Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. For any Award that is subject to Section 409A, all rights to amend, terminate or modify the Plan or such Award are subject to the requirements and limitations of Section 409A. Notwithstanding any provision in the Plan to the contrary, with respect to any Award that is subject to Section 409A, distributions on account of a separation from service may not be made to a “specified employee” (as defined by Section 409A) before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six-month period absent the restriction.

(l)                 No Representations or Covenants with Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. tax provisions (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(m)             Compliance with Laws. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges or automated quotation systems on which the Company is listed, quoted or traded as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i)                 obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)              completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(n)               Code Section 83(b) Elections. Neither the Company, any Affiliate, nor the Committee shall have any responsibility in connection with a Participant’s election, or attempt to elect, under Code section 83(b) to include the value of a Restricted Stock Award in the Participant’s gross income for the year of payment. Any Participant who makes a Code section 83(b) election with respect to any such Award shall promptly notify the Committee of such election and provide the Committee with a copy thereof.

(o)               Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

Section 10.           Term of the Plan

The Plan shall remain in full force and effect through the tenth (10th) anniversary of the Effective Date, unless sooner terminated by the Board. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

IMPORTANT ANNUAL MEETING INFORMATION

X

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

+

1. To elect eight directors to serve for a one year term.

For Withhold For Withhold For Withhold

01 - Henry B. Cook, Jr.

04 - Robert B. Johnston

07 - George J. Welch

02 - Michael I. German

05 - Joseph P. Mirabito

08 - John B. Williamson III

03 - Ted W. Gibson

06 - William Mirabito

2. To approve an amendment to the certificate of incorporation to increase the authorized number of shares of common stock to 4,500,000 shares and preferred stock available for designation by the Board of Directors to 750,000 shares.

4. Non-binding advisory vote to approve the Company’s executive compensation.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

For Against Abstain

For Against Abstain

For Against Abstain

3. To adopt the 2018 Stock Plan.

5. To ratify the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2018.

For Against Abstain

For Against Abstain

B

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON APRIL 24, 2018

THE PROXY STATEMENT AND OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2017, ARE AVAILABLE ON OUR WEBSITE AT:

WWW.CORNINGGAS.COM

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

+

ANNUAL MEETING OF SHAREHOLDERS

APRIL 24, 2018, 10:00 A.M. LOCAL TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints each of Michael I. German and Firouzeh Sarhangi, acting alone or together, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation to be held on April 24, 2018, at 330 West William Street, Corning, New York 14830, located south of West Pulteney Street and west of Goff Street, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the March 22, 2018 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Corning Natural Gas Holding Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given herein, this proxy will be voted FOR proposals 1, 2, 3, 4, 5 and 6. In the discretion of the proxies on all other matters properly brought before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print your new address below. Comments — Please print your comments below.

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting.